EXHIBIT 99.5

WaMu Capital Corp.
July Position External reports
15 Year Conforming Alt A
321 records
Balance: 47,056,354

Selection Criteria: 15 Year Conforming Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 321
Total Balance: 47,056,353.57
Weighted Average Note Rate: 5.741
Non-Zero Weighted Average Original LTV: 60.88
Calif %: 18.54
Non-Zero Weighted Average FICO: 720
Stated Original WAM: 180
Stated Current WAM: 178.89

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
4.375	4.125	1	150,400.00
5.000	4.750	5	1,322,758.91
5.125	4.875	3	602,467.21
5.250	5.000	9	902,022.86
5.375	5.125	25	4,531,239.83
5.500	5.250	49	7,172,515.80
5.625	5.375	47	7,587,304.67
5.750	5.500	48	6,927,620.70
5.875	5.625	49	6,840,172.45
6.000	5.750	24	3,702,695.74
6.125	5.875	24	2,640,080.48
6.250	6.000	12	1,830,878.16
6.375	6.125	6	516,094.71
6.500	6.250	9	1,483,546.16
6.625	6.375	1	184,000.00
6.750	6.500	5	344,423.87
6.875	6.625	1	40,400.00
7.000	6.750	2	214,725.00
7.375	7.125	1	63,007.02
Total:	5.491	321	47,056,353.57

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.251 - 4.500	1	150,400.00	0.32	4.375	180	746	80	150,400.00
4.751 - 5.000	5	1,322,758.91	2.81	5.000	180	688	68	264,551.78
5.001 - 5.250	12	1,504,490.07	3.20	5.200	180	747	49	125,374.17
5.251 - 5.500	74	11,703,755.63	24.87	5.452	180	727	56	158,158.86
5.501 - 5.750	95	14,514,925.37	30.85	5.685	180	728	59	152,788.69
5.751 - 6.000	73	10,542,868.19	22.40	5.919	180	715	63	144,422.85
6.001 - 6.250	36	4,470,958.64	9.50	6.176	180	710	66	124,193.30
6.251 - 6.500	15	1,999,640.87	4.25	6.468	180	682	73	133,309.39
6.501 - 6.750	6	528,423.87	1.12	6.706	180	705	78	88,070.65
6.751 - 7.000	3	255,125.00	0.54	6.980	180	693	78	85,041.67
7.251 - 7.500	1	63,007.02	0.13	7.375	180	676	80	63,007.02
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	9	382,901.00	0.81	6.226	180	745	42	42,544.56
50,000.01 - 100,000.00	110	8,137,621.00	17.25	5.813	179	722	58	73,978.37
100,000.01 - 150,000.00	81	10,246,497.00	21.73	5.709	180	723	59	126,499.96
150,000.01 - 200,000.00	50	8,736,875.00	18.54	5.818	180	715	60	174,737.50
200,000.01 - 250,000.00	33	7,370,100.00	15.63	5.795	180	722	64	223,336.36
250,000.01 - 300,000.00	10	2,788,200.00	5.91	5.660	180	735	61	278,820.00
300,000.01 - 350,000.00	18	5,889,400.00	12.48	5.701	180	724	68	327,188.89
350,000.01 - 400,000.00	10	3,617,200.00	7.65	5.449	180	698	59	361,720.00
Total:	321	47,168,794.00	100.00	5.741	180	720	61	146,943.28

Min: 28,350.00
Max: 390,000.00
Avg: 146,943.28
Total: 47,168,794.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	9	382,467.04	0.81	6.226	180	745	42	42,496.34
50,000.01 - 100,000.00	110	8,117,134.76	17.25	5.813	179	722	58	73,792.13
100,000.01 - 150,000.00	81	10,226,537.66	21.73	5.709	180	723	59	126,253.55
150,000.01 - 200,000.00	50	8,723,730.39	18.54	5.818	180	715	60	174,474.61
200,000.01 - 250,000.00	33	7,354,388.09	15.63	5.795	180	722	64	222,860.25
250,000.01 - 300,000.00	10	2,783,277.21	5.91	5.660	180	735	61	278,327.72
300,000.01 - 350,000.00	18	5,870,629.15	12.48	5.701	180	724	68	326,146.06
350,000.01 - 400,000.00	10	3,598,189.27	7.65	5.449	180	698	59	359,818.93
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

Min: 28,350.00
Max: 390,000.00
Avg: 146,943.28
Total: 47,168,794.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	140	19,794,228.56	42.06	5.644	180	728	43	141,387.35
60.01 - 70.00	72	10,534,645.88	22.39	5.747	180	727	67	146,314.53
70.01 - 75.00	35	5,661,082.70	12.03	5.902	180	710	74	161,745.22
75.01 - 80.00	66	9,855,011.36	20.94	5.808	180	707	79	149,318.35
85.01 - 90.00	8	1,211,385.07	2.57	5.976	180	693	89	151,423.13
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	23	2,943,049.79	6.25	5.676	180	732	62	127,958.69
Cooperative	2	193,317.65	0.41	5.376	180	724	51	96,658.83
PUD	25	4,305,669.97	9.15	5.738	180	726	66	172,226.80
Single Family Residence	228	31,780,432.67	67.54	5.742	180	718	61	139,387.86
Three/Four Family	10	2,140,331.04	4.55	5.713	180	695	57	214,033.10
Two Family	33	5,693,552.45	12.10	5.795	179	732	55	172,531.89
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	50	8,726,027.15	18.54	5.752	180	731	50	174,520.54
TX	30	3,109,236.20	6.61	5.829	180	720	71	103,641.21
MI	29	2,704,766.58	5.75	5.757	180	719	66	93,267.81
IL	27	4,498,618.04	9.56	5.767	180	707	64	166,615.48
FL	21	2,917,367.41	6.20	5.860	180	709	69	138,922.26
NY	20	3,321,812.11	7.06	5.601	180	713	54	166,090.61
MA	16	3,144,401.98	6.68	5.692	178	729	50	196,525.12
NJ	10	1,612,708.47	3.43	5.832	180	701	56	161,270.85
AZ	9	1,431,159.22	3.04	5.623	180	731	62	159,017.69
MN	8	1,060,217.47	2.25	5.517	180	729	56	132,527.18
Other	101	14,530,038.94	30.88	5.741	180	721	66	143,861.77
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
120	1	80,000.00	0.17	5.625	120	669	51	80,000.00
180	320	46,976,353.57	99.83	5.741	180	721	61	146,801.10
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	4	701,725.00	1.49	5.789	180	753	67	175,431.25
Full Doc	13	1,522,972.32	3.24	5.646	180	726	71	117,151.72
No Employment/Income Verification	92	13,437,718.56	28.56	5.678	180	737	53	146,062.16
Verbal Verification of Employment	212	31,393,937.69	66.72	5.771	180	712	63	148,084.61
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
600 - 619	1	109,613.62	0.23	5.750	180	611	80	109,613.62
620 - 639	5	887,811.32	1.89	5.443	180	635	63	177,562.26
640 - 659	10	1,502,410.44	3.19	6.061	180	654	73	150,241.04
660 - 679	39	6,462,568.20	13.73	5.876	179	668	63	165,706.88
680 - 699	60	9,419,032.64	20.02	5.782	180	689	65	156,983.88
700 - 719	53	7,379,380.85	15.68	5.717	180	709	64	139,233.60
720 - 739	47	5,830,214.89	12.39	5.726	180	728	65	124,047.13
740 - 759	32	4,529,970.30	9.63	5.662	180	750	58	141,561.57
760 - 779	25	3,257,803.28	6.92	5.722	180	768	56	130,312.13
780 - 799	33	5,393,122.80	11.46	5.599	180	789	51	163,427.96
800 - 820	15	2,229,614.35	4.74	5.719	180	807	47	148,640.96
821 >=	1	54,810.88	0.12	6.000	180	821	65	54,810.88
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	67	9,113,935.01	19.37	5.713	180	741	66	136,028.88
Refi - Cash Out	170	26,511,770.31	56.34	5.773	180	716	59	155,951.59
Refi - Rate Term	84	11,430,648.25	24.29	5.689	180	715	61	136,079.15
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	89	10,069,978.48	21.40	5.836	180	738	59	113,145.83
Owner Occupied	223	35,251,529.42	74.91	5.729	180	716	61	158,078.61
Second Home	9	1,734,845.67	3.69	5.440	180	715	57	192,760.63
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	292	42,124,473.77	89.52	5.733	180	722	61	144,261.90
12	7	1,328,000.00	2.82	5.876	176	690	61	189,714.29
36	21	3,548,133.67	7.54	5.787	180	717	65	168,958.75
60	1	55,746.13	0.12	5.500	180	750	80	55,746.13
Total:	321	47,056,353.57	100.00	5.741	180	720	61	146,593.00

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\July Posiiton\July Position, 6-21-05.cas
Jun 22, 2005 08:48